POPE RESOURCES

New York and Boston

Investor Presentation

June 2004

Safe Harbor

      This presentation contains forward-looking statements. These forward-
looking statements are subject to a number of risks and should not be relied upon as predictions of future events. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes”,
“expects”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”,
“estimates”, “projects”, “strategy” or “anticipates” or the negative of those words or other comparable terminology. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those described in the forward-looking statements. Some of these factors include, but are not limited to: changes in forestry, land use, environmental, and other governmental regulations; risk of losses from fires, floods, windstorms, and other natural disasters; risk of loss from insect infestations or tree diseases; changes in economic conditions and competition in our domestic and export markets; an unanticipated reduction in the demand for timber products and/or an unanticipated increase in the supply of timber products; and other factors described from time to time in our filings with the Securities and Exchange Commission.

Pope Resources Overview

Last remaining timber MLP

Established in 1985 as a spin-off from Pope & Talbot

4.5 million units outstanding, with limited public float

22% controlled by GP’s and broader “family” ownership

33% controlled by Private Capital Management

Limited institutional ownership

Over one-third held by retail investors

Thinly traded

Market capitalization of $84 million

Enterprise value of approximately $114 million

2003 revenues of $27 million (Q1 2004 - $12 million)

2003 net income of $3.5 million or $0.78/unit (Q1 2004 - $0.87/unit)

2003 EBITDDA of $10.1 million (Q1 2004 - $6.4 million)

Unit distribution of $0.07/quarter

-
  -
  -
  -
  -
-
  -
  -
  -
  -

Pope Resources Ownership
Management & Directors
1%
Private Capital
Management
33%
U.S. Trust
3%
Rutabaga Capital
Management
3%
Other Institutions
2%
All other
36%
GP ownership
22%

Ownership

General Partners

Two corporate GP’s own collectively
about 1.5% of Pope Resources

Each of GP’s owned 50/50 by Peter
Pope and his cousin, Emily
Andrews

$150,000/year management fee,
unchanged since spin-off

Sliding-scale profit-sharing interest
in third-party service subsidiary

Limited Partners

Private Capital Management at
33% (initial stake in 1993)

“Family” position at 22% (including
GP interest)

Limited other institutional
ownership

Over one-third held by retail
investors

Pope Resources Business Segments

Fee Timber

115,000 acres of timberland in western Washington

Producing 58 MMBF of annual log harvest volume in 2004 and 2005

2004-05 log production includes 13 MMBF in each year attributable to recent acquisition

Future growth will be primarily through co-investment with ORM Timber Funds

Timberland Management & Consulting

Olympic Resource Management (ORM) subsidiary provides third-party timberland management services to other owners of timber, leveraging off our timberland management expertise and providing additional economies of scale

Launch of $50 million private equity fund, ORM Timber Fund I

During past six years, ORM managed 1 million acres of industrial timberland in the Western U.S. for Hancock Timber Resource Group and Pioneer Resources

Real Estate

2,200 acres of higher and better use properties near population centers

Seeking development entitlements to add value to land

Primary role is as a master developer, selling lands to other developers following entitlement process

Ownership and management of historic mill town of Port Gamble

Pope Resources Growth Strategy

Free cash flow, after debt service and distributions, of $3 to $4 million per year, depending on log prices

Used for co-investment in ORM Timber Funds

Opportunistically pursue fee (owned) timberland acquisitions

Where appropriate, invest in real estate projects

Potential to increase unit distribution with excess cash

Growth Capital

No current expectation for secondary offering of units

Currency too cheap to issue new units (currently at $19/unit, down from high of $35/unit in 1999)

Modest debt capacity

Between $30 and $50 million of incremental debt capacity, depending upon the value of Units and cash flows

Debt to total capitalization covenant of 50% (currently 31% - market equity)

Near-term growth fueled primarily by organic cash flow generation

Maintain modest unit distribution

Current distribution is $0.28/unit, or a yield of 1.5%

Fee Timber Strategy

Acquisition of Columbia tree farm in 2001 from Plum Creek filled age-
class gap and leveled off age classes older than 30 years

Non-declining harvest of 45 MMBF for next decade, before gradual increase over ensuing decades (reaching 65 MMBF eventually) – addition of 13 MMBF in each of years 2004 and 2005 as result of January 2004 acquisition

Look to add to fee (owned) timberland base

Acquisitions involving debt likely to be dilutive to earnings initially

Opportunistic/contrarian approach to timber acquisitions

Much of fee timber growth will come through co-investment in new ORM
Timber Funds

Will allow Pope Resources to participate in acquisition economies associated with larger transactions

Total Productive Acres
100,189 Acres (left axis)
483 MMBF of 35+
Year Merchantable
Inventory (right axis)
Productive Acres by Age Class
Inventory by Age Class - MBF
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
120,000
100,000
80,000
60,000
40,000
20,000
0
Clearcut
0 - 4
5 - 9
10 - 14
15 - 19
20 - 24
25 - 29
30 - 34
35 - 39
40 - 44
45 - 49
50 - 54
55 - 59
60 - 64
65+

Productive Acres & Inventory by Age Class (1/1/04)

2003 Harvest Mix

Export Sawlogs
Domestic Sawlogs
Pulpwood

2003 Total Harvest
45 Million Board Feet (MMBF)

$1,200
$1,000
$800
$600
$400
$200
$0
$/MBF
88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03
Douglas-fir Export Sawlogs
Douglas-fir Domestic Sawlogs
Douglas-fir Pulpwood

Source: RISI, Log Lines

Log Markets and Harvest Mix

Timberland Management & Consulting Strategy

Manage timberlands for third-party clients

Full-service management, selected forestry consulting services, workout specialist

Focus development of expert processes/tools, and market presence

Ancillary benefits accrue to fee timber properties through management expertise and economies of scale

Fit with broad ownership trends in industry

Raise capital for investing in timberlands: ORM Timber Fund I, L.P.

$50 million of equity capital

10% co-investment by Pope Resources and affiliates

Additional debt of up to 50% of equity capital raised (thus $75 million fund)

ORMLLC will serve as GP

Real Estate Strategy

Push real estate properties through entitlement and permitting pipeline

To point where sale opportunity is optimal

May retain selected properties where management is passive and income stream is steady with upside

Major early-stage entitlement projects

Gig Harbor - 320 acre mixed-use project within city limits

Commercial rezone effort underway - sale to Costco, YMCA

New Tacoma Narrows bridge impact

Bremerton - 230 acre mixed-use project with 15 year development agreement

Kingston - 710 acre project subject to urban growth boundary determination

Hansville - 210 acre project granted preliminary plat approval for 89 lots

Port Gamble historic mill town is a many-faceted, long-term project

Rural historic town designation under State’s Growth Management Act

Water rights recently secured

Environmental cleanup complete

Sewer system expansion needed for build-out of town site

Long term: development of former mill site and remaining portion of town site

Financial Performance – Eleven-Year Summary

Q1

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

Revenues:

Fee Timber

19.1

26.6

21.8

19.7

21.0

23.5

21.4

25.0

23.3

22.9

11.4

Timberland Mgmnt & Consulting

8.9

11.7

11.0

9.7

7.3

2.4

0.1

Real Estate

11.0

9.6

11.2

10.4

13.1

15.7

18.2

13.1

1.6

1.7

0.2

Total Revenues

30.1

36.2

33.0

30.1

43.0

50.9

50.6

47.8

32.2

27.0

11.7

Net Income/(Loss)

8.9

13.1

8.3

3.5

8.8

5.1

(6.3)

(0.4)

3.3

3.5

4.0

Net Income/(Loss) per Unit

1.93

$

2.90

$

1.84

$

0.78

$

1.94

$

1.11

$

(1.38)

$

(0.10)

$

0.74

$

0.78

$

0.87

$

EBITDDA

11.7

16.0

10.9

6.2

11.9

9.0

(3.0)

10.6

9.3

10.1

6.4

Operating Cash Flow

7.4

17.0

12.3

5.8

9.2

8.3

10.0

11.2

9.0

8.6

4.2

Timberland Harvest (MMBF)

29.7

37.9

31.6

33.2

38.9

42.0

37.3

36.3

45.1

45.0

20.3

Unitholder Distributions per Unit

0.72

$

1.06

$

0.82

$

0.49

$

0.40

$

0.40

$

0.40

$

-

$

0.10

$

0.24

$

0.07

$

Unit Trading Prices:

High

18.80

$

21.80

$

23.40

$

31.00

$

32.50

$

35.00

$

29.25

$

24.50

$

15.50

$

15.99

$

24.00

$

Low

14.40

$

15.25

$

15.80

$

17.40

$

24.06

$

27.88

$

19.00

$

14.00

$

9.30

$

7.00

$

15.00

$

(All amounts in $ millions, except per unit data)

Investment Grade Balance Sheet

(in $millions)

31-Mar-04

31-Dec-03

Assets

Cash

3.4

10.4

Other Current Assets

3.5

2.4

Properties and Equipment

79.8

72.1

Other Assets

1.4

1.4

Total Assets

88.1

86.3

Liabilities & Equity

Current Liabilities (excl. Current Debt)

1.9

2.2

Total Debt

36.2

37.7

Other Liabilities

0.3

0.4

Total Liabilities

38.4

40.3

Equity

49.7

46.0

Total Liabilities & Equity

88.1

86.3

Pope Resources - Summary of Investment Opportunity

With fall in value over past few years, Pope Resources’ units represent intriguing upside potential with limited downside risk

Extraordinarily deep discount to NAV

Imputed value of fee timberlands of between $850 and $950 per acre, depending on assumptions made for value of HBU lands ($5-$10K/acre)

Enterprise value to EBITDDA multiple of 8

Trading at 14 times trailing 12-month earnings

Highly tax-efficient vehicle for investing in timberland asset class

Positive tax yield

Modest distribution yield

Compelling diversification benefits of timberland asset class

Adding value through use of free cash flow

Co-investment in ORM Timber Fund I, L.P.

Opportunistic acquisitions

Increases in distribution level

Improved alignment with insider buying in past few years

Douglas-Fir Domestic 2Saw
Pope Resources Unit Price
Pope Resources Unit Price
$/MBF
$40
$35
$30
$25
$20
$15
$10
$5
$0
$800
$700
$600
$500
$400
$300
$200
$100
$0
Jan-98
Mar-98
May-98
Jul-98
Sep-98
Nov-98
Jan-99
Mar-99
May-99
Jul-99
Sep-99
Nov-99
Jan-00
Mar-00
May-00
Jul-00
Sep-00
Nov-00
Jan-01
Mar-01
May-01
Jul-01
Sep-01
Nov-01
Jan-02
Mar-02
May-02
Jul-02
Sep-02
Nov-02
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03

Pope Resources Unit Price vs. Douglas-Fir Log Prices (98-03)

Unit Price as Multiple of Trailing Cash Flows*

-

2

4

6

8

10

12

14

16

18

99.4

00.1

00.2

00.3

00.4

01.1

01.2

01.3

01.4

02.1

02.2

02.3

02.4

03.1

03.2

03.3

03.4

04.1

Pope Resources

Plum Creek

Deltic

Rayonier

Pope Resources asset impairment charges reversed

* “Trailing Cash Flow” defined as EBITDDA for POPEZ and as either EBITDDA or cash flow from operations for other 3 firms.

Tax Advantages of Investing in Pope Resources Units

A

B

C

Pope Res 1065

Resultant

Aggregate

Per

Applicable

Tax (Liab)/

Amounts

Unit

Tax

Benefit

Reported

Amounts

Rate

(

B

times

-C

)

10.00

$

14.00

$

18.00

$

22.00

$

New Tax Rates:

K-1 Taxable Income

1,500,000

0.33

$

1231 gain

11,700,000

2.59

$

15.0%

(0.39)

$

Int income

300,000

0.07

35.0%

(0.02)

Ord loss

(10,500,000)

(2.32)

35.0%

0.81

1,500,000

0.33

$

0.40

$

4.0%

2.9%

2.2%

1.8%

Note: Income amounts provided are representative examples only and should not be interpreted as pro forma results.

Tax "Yield" at Various Unit Prices

Why Invest in POPEZ?

Pope Resources represents compelling value play

Fraction of liquidation value by any measure

Tarred unfairly by problems facing two other timber publicly traded partnerships

Great time to invest in timber asset class

Portfolio diversification benefits

Strong asset class track record

Asset values have fallen substantially

Tax attributes meaningful to sophisticated individual investors

Yield component associated with arbitrage between tax rate applicable to capital gains and ordinary income

Growing value, not necessarily near-term earnings

Best suited to long-term holder

Ideal for long-term wealth accumulation or for passing wealth to future generations

Modest distribution yield

Reference Material

TIMBER INVESTING 101

Macroeconomic Factors Impacting Timberland Investments

Timber and timber-related product demand is driven by:

Population growth

Per capita GDP

Developed countries account for 75% of paper & paperboard consumption

By 2014, developing countries will contribute more to world GDP than developed countries

Global timber supplies pressured by increasing environmental pressures and growing rates of consumption

Supply pressures mitigated by

Greater use of technology by both producers and manufacturers of timber

Establishment of Southern Hemisphere plantations

Long-term supply increase, but with heavier hardwoods component

Will not adequately address growing sawtimber needs

800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Cubic Meters (000)
1961 1963 1965 1967 1969 1971 1973 1975 1977 1979 1981 1983 1985 1987 1989 1991 1993 1995 1997 1999 2001

Source: FAO

Global Consumption of Softwood Sawtimber (1961-2001)

180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
Consumption in Cubic Meters (000)
900
800
700
600
500
400
300
200
100
0
Inventory (Billion Board Feet)
Inventory Trend: -1.3% / Year
1988
1990
1992
1994
1996
1998
2000
U.S. Sawnwood Consumption
U.S. Private Softwood Sawtimber Inventory

Source: FAO, RISI

U. S. Private Timber Inventory Relative to Demand (1988-2001)

$1,000
$100
$10
$1
$/MBF (Logarathmic Scale)
50
52
54
56
58
60
62
64
66
68
70
72
74
76
78
80
82
84
86
88
90
92
94
96
98
00
PNW Domestic Douglas-fir
Southern Pine Stumpage
Inflation (CPI)

Source: USFS, LogLines, Timber Mart-South

Historical Log and Stumpage Prices (1950-2002)

Annual real price increase to 2003
1920 4.3%
1950 3.2%
1980 -0.9%
1990 0.0%
Trendline 1920-2003
1967 to 1969 Western Fires Lockout
1971 to 1979 Golden Age of Housing (Baby Boomers)
1991 + Federal Sales Decline (Northern Spotted Owl)
2002$/MBF - Logarithmic scale
$10,000
$1,000
$100
$10
$1
20
25
30
35
40
45
50
55
60
65
70
75
80
85
90
95
00

Historical Douglas-fir Log Prices (1920-2003)

Timberland Investment Attributes

Exceptional risk-adjusted returns

Timberland has outperformed other asset classes while having lower risk

Attractive diversification attributes

Negative correlation to other asset classes

Positive correlation to inflation

Ideal for long-term investment orientation

Unique opportunity to “store value on the stump”

Tax efficient asset class

Grows in value without generating tax liability

16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Annual Rate of Return (%)
Timber
REITs
Large Cap Equities
Small Cap Equities
Long-Term Corporate Bonds
U.S. Treasury Bills
Commercial Real Estate
International Equities
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Standard Deviation (% / Year)

Note: For purposes of calculating the Sharpe ratio we use 3.8%, the 10-year Treasury Note rate.

Risk and Return of Asset Classes (1973-2002)

REITs
U.S. Treasury Bills
Long-Term Corporate Bonds
Large Cap Equities
Small Cap Equities*
International Equities
Commercial Real Estate*
-15%
-12%
-40%
-19%
26%
-12%
-18%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
30%

*Data for small cap equities and commercial real estate are from 1979-2002

Historical Correlations with Timberland Returns (1973-2002)

16%
14%
12%
10%
8%
6%
4%
2%
0%
Return (%)
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
Risk (%)
With Timber
Without Timber
At a 10% rate of return, an efficient portfolio with timber is approximately 123 basis points less risky.
Conversely at a 4% level of risk, an efficient portfolio with timber can gain an additional 106 basis points of return.

Portfolios optimized with 20% constraint for commercial real estate, REITs, & timber. Optimal timber portfolio at 10% return has 14% timber allocation.

Efficient Frontiers (1973-2002)

Timber as a Tax Efficient Preserver of Wealth

Time-tested technique for passing wealth on to future generations in a tax-efficient manner

Timber adds volume and value growth without generating near-term tax liability

Harvest income from timber held in flow through vehicles enjoys preferential capital gains tax treatment

Potential for arbitrage opportunities by acquiring undervalued younger stands and passing those on to younger generations

Timber age classes are not valued in a linear manner

Risks of  Investing in Timber

Timberland is a relatively illiquid asset

Varies by age of timber and size of property

Three factors that have created an increasingly more liquid asset class:

Greater acceptance by the investment community

More monetization of timber assets by integrated forest products companies

Greater number of publicly traded “pure play” timber equities

Cyclical market conditions over long holding period

Selection and conduct of asset manager

Substitution threats

Other species from other geographies

Engineered wood products

Non-wood products

Fire is generally not considered a significant risk

Historically less than 0.5% of commercial timberland owned by institutional investors is damaged by fire, insects, disease and other natural hazards

Shift in U.S. Timberland Ownership

Institutions began to invest directly in timberlands in the 1980’s following the passage of ERISA

By 2001, institutional owners controlled over $10 billion in direct timberland ownership

Timberland investment attributes better understood with the launch of the NCREIF Timberland Index in the early 1990’s and the growth of early Timberland Investment Management Organizations (TIMO’s)

Publicly traded forest products companies sold significant timberlands beginning in the late 1980’s

Finance pulp and paper expansion

Pay down debt to rebalance capital structures

Monetize timber that was not being fully factored into public equity valuations

Vertical integration has become less of a need with advent of financial owners of timber and further specialization within wood products manufacturing

Tax advantaged REIT, MLP, and other private equity structures are resulting in more timberland transactions flowing to institutional owners and pure-play timber companies

EBITDDA
Cap. App.
Annual Return
35%
30%
25%
20%
15%
10%
5%
0%
-5%
-10%
1987
1989
1991
1993
1995
1997
1999
2001
2003

NCREIF Timberland Return - Total Return (1987-2003)

Future Outlook for Timberland Ownership

Timberland ownership will continue to flow to institutional owners and pure play timber companies

Timber is still in the process of being “discovered” by institutional investors

Compelling tax advantages of flow-through entities relative to C-Corps

Timberland will become increasingly more liquid asset as these changes occur

Timberland return expectations will evolve (moderate)

Many investors were drawn to asset class based on anomaly of early 1990’s returns associated with the listing of the Northern Spotted Owl

New investors have more modest return expectations

Global market forces and product substitution will continue to work pricing inefficiencies out of log markets, lowering pricing volatility and risk

Other species from other geographies

Engineered wood products

Non wood products

As timberland markets evolve, more emphasis will be placed on management expertise and value added silvicultural investments

Summary of Timberland Investment Thesis

Timberland is ideal for high net worth investors

Strong risk-adjusted returns

Attractive portfolio diversification attributes

Multi-generational wealth preservation benefits

Short and long-term tax efficiency

Timberland is timely for the current investment climate

Tangible “hard” asset

Biological volume and value growth allow owners to “store value on the stump”

Attractive risk-adjusted returns relative to other investment alternatives

Opportune time to be getting into the timberland asset class

Low point in product price cycle

Falling timberland asset market values over past few years

Long-term market fundamentals still strong

Numerous properties expected to trade over the next five years

POPE RESOURCES